FINANCE INCOME (EXPENSES), NET (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
Other Income and Expenses [Abstract]
Interest income on short-term deposits	$ 139	$ 61	$ 10
Bank fees and Interest expenses	(7)	(47)	(6)
Changes in provision for royalties	56	(33)	415
Exchange rate differences	56	18	(13)
Revaluation of fair value of warrants to purchase preferred share		174	3,519
Total financing income	$ 244	$ 173	$ 3,925